[MORTEN BEYER AND AGNEW LETTERHEAD]


                                                                    Exhibit 23.6








                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-1 (file number 333-56575) to be filed with the Securities and Exchange Commission.

Dated:   October 26, 2000




                                             MORTEN BEYER AND AGNEW

                                             By: /s/ Bryson P. Monteleone
                                                 -----------------------------
                                                 Name:  Bryson P. Monteleone
                                                Title  Director of Operations